SkyBridge G II Fund, LLC

Schedule of Investments

June 30, 2019 (Unaudited)

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡
Event Driven
400 Capital Credit Opportunities Fund LP - a,c	11/01/2014	$3,750,001	$5,211,394	4.29%
AG Mortgage Value Partners, L.P. - a,c	10/01/2018	8,900,000	9,240,780	7.61
Axonic Credit Opportunities Fund L.P. - c	01/01/2014	588,296	778,731	0.64
Axonic Credit Opportunities Overseas Fund, Ltd. - c	01/01/2016	536,820	703,315	0.58
Axonic Special Opportunities SBL Master Fund, LP - c,d	05/01/2019	5,485,000	5,546,343	4.57
Bayview Liquid Credit Strategies Offshore, L.P. - a,c	09/01/2017	7,212,466	7,796,306	6.42
CQS ABS Feeder Fund Ltd - c	04/01/2019	600,000	613,911	0.51
Galton Mortgage Strategies Offshore Fund, Ltd. - a,c	03/01/2019	1,650,000	1,716,588	1.41
Galton Mortgage Strategies Onshore Fund, L.P. - a,c	07/01/2018	7,078,000	7,520,051	6.19
Marathon Securitized Credit Fund, Ltd. - a,c	01/01/2014	6,491,369	7,666,929	6.31
Medalist Partners Harvest Fund Ltd - c	07/01/2017	1,950,000	2,359,625	1.94
Medalist Partners Harvest Fund, LP - c	08/01/2016	1,424,506	1,906,851	1.57
Prophet Opportunity Partners LP - c	04/01/2016	5,395,218	6,206,909	5.11
Sand Grove Opportunities Fund Ltd - a,c	07/01/2017	1,333,333	1,438,450	1.18
Seer Capital Partners Fund L.P. - c	01/01/2014	2,668,053	3,422,142	2.82
Seer Capital Partners Offshore Fund Ltd. - c	04/01/2016	744,019	1,038,427	0.85
Solus LLC - a,c	01/01/2014	665,516	734,633	0.60
Solus LLC - Class L Band 2Y - d,e	04/01/2019	255,893	292,109	0.24
Third Point Partners Qualified LP - c	04/01/2017	946,910	1,015,119	0.84
Waterfall Eden Fund Ltd. - a,c	04/01/2019	800,000	807,304	0.66
Waterfall Eden Fund, L.P. - a,c	01/01/2014	4,805,243	5,690,138	4.68
York European Opportunities Fund LP - c	06/01/2017	232,104	226,597	0.19

Total Event Driven		63,512,747	71,932,652	59.21

Relative Value
Context Partners Fund, L.P. - c	02/01/2019	100,000	105,736	0.09
EJF Debt Opportunities Fund, L.P. - c	01/01/2014	3,293,383	4,926,162	4.06
EJF Debt Opportunities Offshore Fund, Ltd. - c	01/01/2017	6,476,083	7,232,336	5.95
Galton Agency MBS Offshore Fund, Ltd. - a,b	02/01/2019	2,400,000	2,534,191	2.09
Hildene Opportunities Fund II, L.P. - a,c	04/01/2017	3,000,000	3,694,738	3.04
Hildene Opportunities Fund, L.P. - a,c	01/01/2017	8,111,609	11,650,118	9.59
Hildene Opportunities Offshore Fund II, Ltd. - a,c	10/01/2017	1,900,000	2,161,329	1.78
Linden Investors LP - a,c	01/01/2015	2,544,599	3,123,168	2.57
Metacapital Mortgage Opportunities Fund, L.P. Class B - a,c	01/01/2014	476,250	618,634	0.51
Millennium International, Ltd. - a,c	08/01/2015	617,905	763,158	0.63
Parallax Fund LP - c	05/01/2016	1,719,953	1,812,141	1.49
Shoals Financials Opportunity Fund, LP - c,d	10/01/2018	3,400,000	3,392,757	2.79
Tempo Volatility Fund LLC - b	05/01/2016	1,831,361	1,967,042	1.62
WAF Master Fund, L.P. - a,b	02/01/2019	1,237,356	1,263,580	1.04

Total Relative Value		37,108,499	45,245,090	37.25

Total Investments in Investment Funds - *		$100,621,246	$117,177,742	96.46

Other Assets, less Liabilities			4,300,685	3.54

Shareholders’ Capital			$121,478,427	100.00%

SkyBridge G II Fund, LLC

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Subject to gated redemptions.
b	Redemptions permitted monthly.
c	Redemptions permitted quarterly.
d	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
e	Redemptions permitted semi-annually.
‡	The Company’s Investments in Investment Funds are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.
*	All Investments in Investment Funds are non-income producing.

Aggregate cost	$110,053,488

Gross unrealized appreciation	$7,137,004
Gross unrealized depreciation	(12,750)

Net unrealized appreciation	$7,124,254

SkyBridge G II Fund, LLC

Notes to Schedule of Investments

June 30, 2019 (Unaudited)

1.     Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), SkyBridge G II Fund, LLC (the “Company”) discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the Company’s assets measured at fair value as of June 30, 2019, by Accounting Standards Update (“ASU”) 820 fair value hierarchy levels:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total Fair Value at June 30, 2019

Investments in Investment Funds	$—	$—	$—	$117,177,742	$117,177,742

The Company’s investments in Investment Funds carried at fair value in the amount of $117,177,742 have not been categorized in the fair value hierarchy, as the Company has adopted Accounting Standards Update (“ASU”) No. 2015-07 (“ASU 2015-07”), Fair Value Measurement (Topic 820): Disclosure for Investments in Certain Entities that Calculate NAV per Share (or Its Equivalent). The ASU 2015-07 amendments remove the previous requirement to categorize all investments for which

SkyBridge G II Fund, LLC

Notes to Schedule of Investments (continued)

June 30, 2019 (Unaudited)

fair value is measured using the NAV per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The amendments apply to reporting entities that elect to measure the fair value of an investment through the NAV per share (or its equivalent) practical expedient (common practice for investment companies including the Company).

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement” (ASU 2018-13). ASU 2018-13 eliminates the requirement to disclose (i) transfers between Level 1 and Level 2 of the fair value hierarchy, (ii) the policy for timing of transfers between levels and (iii) valuation processes and changes in unrealized gains/losses for Level 3 fair value measurements. The ASU also modifies existing disclosure requirements for the rollforward of Level 3 fair value measurement as well as disclosures of the timing of liquidating distributions from Portfolio Investments. The ASU 2018-13 is effective for annual reporting periods beginning after December 15, 2019, and early adoption is permitted. As permitted, the Company has elected to adopt ASU 2018-13 beginning with its March 31, 2019 financial statements. The adoption of ASU 2018-13 did not affect the Company’s financial condition, results of operations or cash flows.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of June 30, 2019 and measured at fair value using the NAV per share practical expedient. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly to semi-annual liquidity, subject to a 45 to 180 day notice period. Approximately 8 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 12 months to 24 months. Approximately 66 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 26 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 15 to 90 day notice period. Approximately 7 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 12 months. Approximately 57 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining

SkyBridge G II Fund, LLC

Notes to Schedule of Investments (continued)

June 30, 2019 (Unaudited)

approximately 36 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.